SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 30, 2007

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

(Exact name of registrant as specified in its charter)

Delaware	1-12994	52-1802283
Delaware	000-50694	52-1873369
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5425 Wisconsin Avenue

Suite 500

Chevy Chase, MD 20815

(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (301) 968-6000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

THE MILLS CORPORATION

THE MILLS LIMITED PARTNERSHIP

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed in a Current Report on Form 8-K filed on January 23, 2007, on January 17, 2007, in connection with the Agreement and Plan of Merger, dated as of January 17, 2007 (the “Merger Agreement”), among The Mills Corporation (“Mills”), The Mills Limited Partnership (“TMLP”) and Brookfield Asset Management Inc. (“BAMI”), Mills, TMLP and certain subsidiaries of TMLP entered into a Restated Credit and Guaranty Agreement (the “Restated Credit Agreement”), with BAMI, as Administrative Agent and Collateral Agent. The Restated Credit Agreement is an amendment and restatement of the Credit and Guaranty Agreement, dated as of May 19, 2006, as amended (the “Original Credit Agreement”), between Mills, TMLP and certain subsidiaries of TMLP, Goldman Sachs Mortgage Company (“GSMC”) and certain other lender parties thereto, pursuant to which TMLP had an outstanding senior secured term loan (the “Senior Term Loan”) with an aggregate principal balance of approximately $1,053 million. The effective date of the Restated Credit Agreement was contingent on BAMI’s purchase of the Senior Term Loan, which required the approval of GSMC as a lender and as administrative agent under the Original Credit Agreement. The material terms of the Restated Credit Agreement are briefly described in the Form 8-K filed by the registrants on January 23, 2007, which description is incorporated herein by reference.

On January 30, 2007, GSMC, BAMI, TMLP, TMC and certain subsidiaries of TMLP entered into a Loan Purchase and Agency Assignment Agreement (the “Purchase Agreement”), pursuant to which (a) GSMC resigned as Administrative Agent and Collateral Agent under the Original Credit Agreement and BAMI was appointed as the successor Administrative Agent and Collateral Agent and (b) GSMC agreed to sell and assign the Senior Term Loan to BAMI pursuant to an Assignment and Assumption Agreement entered into by and among GSMC and BAMI. Upon the execution of the Purchase Agreement, the Restated Credit Agreement became effective.

As previously disclosed in the Form 8-K filed by the registrants on January 23, 2007, the Restated Credit Agreement provides a revolving loan facility (the “Revolving Facility”) to TMLP in an aggregate principal amount not to exceed $500 million. In connection with the closing under the Purchase Agreement, TMLP drew approximately $34.3 million under the Revolving Facility, approximately $18.8 million of which was used to pay previously disclosed fees due to GSMC under the Original Credit Agreement and approximately $15.5 million of which was used to pay a 1% fee due to BAMI.

As previously announced, Mills worked closely with outside advisors, Goldman, Sachs & Co. and JP Morgan Securities Inc., on the exploration of strategic alternatives that resulted in the execution of the Merger Agreement with BAMI.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information required by this Item 2.03 is included in Item 1.01 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits:

Exhibit No.	Description
10.1	Loan Purchase and Agency Assignment Agreement, entered into as of January 30, 2007, by and among Goldman Sachs Mortgage Company, in its individual capacity as a Lender and as Administrative Agent and Collateral Agent for the Lenders under the Original Credit Agreement, Brookfield Asset Management Inc., The Mills Limited Partnership, The Mills Corporation and each other Credit Party party thereto.*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

2

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Mills and BAMI intend to file a proxy statement/prospectus with the Securities and Exchange Commission in connection with the proposed merger. Stockholders of The Mills are urged to read the proxy statement/prospectus when it becomes available, because it will contain important information. Stockholders will be able to obtain a free copy of the proxy statement/prospectus as well as other filings containing information about The Mills and the merger, when available, without charge, at the Securities and Exchange Commission’s Internet site (http://www.sec.gov). In addition, copies of the proxy statement/prospectus and other filings containing information about The Mills and the merger can be obtained, when available without charge, by directing a request to The Mills Corporation, Attention: Investor Relations, 5425 Wisconsin Avenue, Suite 500, Chevy Chase, Maryland 20815, by phone at (301) 968-8367, or on The Mills’ Internet site at http://www.themills.com.

The Mills and its officers and directors may be deemed to be participants in the solicitation of proxies from The Mills’ stockholders in connection with the merger. Additional information regarding the interests of potential participants in the proxy solicitation will be included in the definitive proxy statement/prospectus and other relevant documents that The Mills will file with the Securities and Exchange Commission in connection with the merger and the scheduled special meeting of its stockholders.

Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MILLS CORPORATION

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

THE MILLS LIMITED PARTNERSHIP

By:	The Mills Corporation, its general partner

By:	/s/ RICHARD J. NADEAU
Name:	Richard J. Nadeau
Title:	Executive Vice President and Chief Financial Officer

Date: February 2, 2007

4

EXHIBIT INDEX

Exhibit No.	Description
10.1	Loan Purchase and Agency Assignment Agreement, entered into as of January 30, 2007, by and among Goldman Sachs Mortgage Company, in its individual capacity as a Lender and as Administrative Agent and Collateral Agent for the Lenders under the Original Credit Agreement, Brookfield Asset Management Inc., The Mills Limited Partnership, The Mills Corporation and each other Credit Party party thereto.*

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrants hereby undertake to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the Securities and Exchange Commission.

5